UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

Vivint Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36642	45-5605880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Ashton Blvd. Lehi, UT		84043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 404-4129

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events

On June 4, 2018, Vivint Solar, Inc.’s wholly-owned subsidiary, Vivint Solar Financing V, LLC, priced the offering of an aggregate principal amount of $400,000,000 of Solar Asset Backed Notes, Series 2018-1 (the “Class A Notes”) and an aggregate principal amount of $66,000,000 of Solar Asset Backed Notes, Series 2018-1 (the “Class B Notes” and together with the Class A Notes, the “Notes”). The Notes were offered only to persons who are either (i) qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) not U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) in offshore transactions in reliance on Regulation S.

The sale of the Notes is expected to close on June 11, 2018, subject to customary closing conditions.

The Class A Notes will have an interest rate of 4.73% and an anticipated repayment date of October 30, 2028. The Class B Notes will have an interest rate of 7.37% and an anticipated repayment date of October 30, 2028.

The Notes will be secured by, and payable solely from the cash flow generated by, the membership interest that will be owned by Vivint Solar Financing V, LLC  in certain indirectly owned subsidiaries of Vivint Solar, Inc., each of which subsidiaries is the managing member of a project company that is jointly owned with a third-party investor and each of which project companies owns a pool of photovoltaic systems and related leases and power purchase agreements and ancillary rights and agreements that were originated by a wholly owned subsidiary of Vivint Solar, Inc. The Notes will represent obligations solely of Vivint Solar Financing V, LLC, and will not be insured or guaranteed by Vivint Solar, Inc. or any other affiliate thereof, or by any other person or entity.

The Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This report shall not constitute an offer to sell or the solicitation of an offer to buy these securities, and there shall not be any offer or sale of these securities in any state in which such offer, solicitation or sale would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivint Solar, Inc.

By:	/s/ Dana Russell Dana Russell Chief Financial Officer
and Executive Vice President

Date: June 4, 2018